UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 24, 2011

CHINA GENGSHENG MINERALS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-34649	91-0541437
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

No. 88 Gengsheng Road,
Dayugou Town, Gongyi, Henan,
People’s Republic of China
(Address of Principal Executive Offices)

451271
(Zip Code)

(86) 371-64059818
Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On January 24, 2011 China GengSheng Minerals, Inc. (the “Company”) entered into a $10.5 million a follow-on contract for its fracture proppants with Shanghai Jolly Imp&Exp. Co., Ltd (“Buyer”) (the “Supply Contract”). The Company will begin shipments to Buyer in February 2011 and expects to supply approximately 27,000 tons of proppant products over a six-month period.

     Except as disclosed in this Current Report on Form 8-K, there are no material relationships between the Company or its affiliates and Buyer.

     The description above is intended to provide a summary of the material terms of the Supply Contract. This summary is qualified in its entirety by reference to the full text of the Supply Contract, which is attached hereto as an exhibit to this Current Report on Form 8-K as Exhibit 10.1. Readers should review the Supply Contract for a complete understanding of the terms and conditions associated with the transactions described above.

     A press release was issued announcing the Supply Contract on February 16, 2011. A copy of the release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are filed with this report:

Exhibit
Number	Description

10.1*	Industrial Product Sales Contract, dated January 24, 2011, by and between Zhengzhou Duesail Fracture Proppant Co., Ltd. and Shanghai Jolly Imp&Exp. Co., Ltd. (confidential treatment has been requested with respect to certain portions of this agreement)

99.1	Press Release Date February 16, 2011

Note Regarding Forward-Looking Statements

     This filing contains statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and may contain the words “estimate,” “project,” “intend,” “forecast,” “anticipate,” “plan,” “planning,” “expect,” “believe,” “will,” “will likely, ” “should,” “could,” “would,” “may” or words or expressions of similar meaning. Such forward-looking statements are only predictions and are not guarantees of future performance. Investors are cautioned that any such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties, certain assumptions and factors relating to the operations and business environments of China Gengsheng Minerals, Inc. and its subsidiaries that my cause the actual results of the companies to be materially different from any future results expressed or implied in such forward-looking statements. Although China Gengsheng Minerals, Inc. believes that the expectations and assumptions reflected in the forward-looking statements are reasonable based on information currently available to its management, China Gengsheng Minerals, Inc. cannot guarantee future results or events. China Gengsheng Minerals, Inc. expressly disclaims a duty to update any of the forward-looking statement

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA GENGSHENG MINERALS, INC.

Date: February 18, 2011

By: /s/ Shunqing Zhang
       Name: Shunqing Zhang
       Title: Chief Executive Officer